Exhibit 32


                        CERTIFICATION OF PERIODIC REPORT


I, Thomas Glover, Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

          (1) the Quarterly Report on Form 10-Q of the Company for the three months ended February 28, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Dated: April 13, 2006

                                         /s/ Thomas Glover
                                         -------------------------------
                                         Thomas Glover
                                         Chief Executive Officer




I, Thomas W. Fry, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

          (1) the Quarterly Report on Form 10-Q of the Company for the three months ended February 28, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Dated: April 13, 2006


                                          /s/ Thomas W. Fry
                                         -------------------------------
                                          Thomas W. Fry
                                          Chief Financial Officer